Exhibit 99.1

CORRECTING and REPLACING Expeditors Announces 23% Increase in 2006 Annual Earnings

CORRECTION by...Expeditors International of Washington, Inc.
SEATTLE—(BUSINESS WIRE)—

Please replace the release dated February 13, 2007 with the following corrected version due to the following: Expeditors’ Diluted Weighted Average Shares Outstanding corrected; 2006 Reported Net Earnings and 2006 Diluted Fourth Quarter EPS unchanged; Year-to-Date EPS changed $.01 to $1.06 per share.

The corrected release reads:

EXPEDITORS ANNOUNCES 23% INCREASE IN 2006 ANNUAL EARNINGS

SEATTLE, WASHINGTON — February 13, 2007, Expeditors International of Washington, Inc. (NASDAQ:EXPD) today announced quarterly total revenues and operating income of $1,242,327,000 and $99,655,000 compared with $1,102,176,000 and $84,439,000(1) for the same quarter of 2005, increases of 13% and 18%, respectively. Net earnings were $62,610,000 for the fourth quarter of 2006, compared with $74,287,000 of 2005, (which included a one-time tax benefit of $21,680,000), a decrease of 16%.  Net revenues for the fourth quarter of 2006 increased 13% to $333,834,000 as compared with $296,341,000 reported for the fourth quarter of 2005.  Diluted net earnings per share for the fourth quarter were $.28 as compared with $.34(1) for the same quarter in 2005, a decrease of 18%.  The company also reported that same store net revenues and operating income increased 13 % and 18%, respectively, for the fourth quarter of 2006 when compared with 2005.  As disclosed previously, the company noted that the fourth quarter and full year results for 2005 include a one-time tax benefit which increased earnings $21,680,000 ($.10 per share). This tax benefit in 2005 was the result of a one-time election under section 965 of the Internal Revenue Code.

For the year ended December 31, 2006, total revenues and operating income were $4,625,966,000 and $375,116,000 in 2006 compared with $3,901,781,000 and $271,053,000(1) for the same period in 2005, increases of 19% and 38%, respectively. Net earnings rose to $235,094,000 from $190,436,000 in 2005, an increase of 23%. Net revenues for the year increased to $1,282,939,000 from $1,059,609,000 for 2005, up 21%.  Diluted net earnings per share for the year 2006 were $1.06 as compared with $.86(1) for the same period of 2005, an increase of 23%. Same store net revenues and operating income increased 21% and 38%, respectively, for the year ended December 31, 2006, when compared with the same period of 2005.

“We’ll take these fourth quarter results, particularly given the rather stiff comparisons we were up against,” said Peter J. Rose, Chairman and Chief Executive Officer. “Growth in airfreight was good, particularly viewed in context of the blowout 4th quarter of 2005.  Ocean freight volumes were very strong throughout the entire quarter and our brokerage product just continues to reliably roll along, taking market share as it goes.  Our ability to provide alternatives in both the air and ocean transportation markets, with consistent global service, quality and visibility standards coupled with a seamless brokerage product is providing some definite advantages.” Rose remarked.

“We continue to do all the right things right. We move forward by enhancing our systems, improving our productivity and developing our people,” Rose went on to say.  “Our unrelenting focus on customer service brought in nearly $725 million more business in 2006 than in 2005. From a historical perspective, we grew nearly as much in 2006 as we did in those first 15 years-from 1981 until 1996.  Despite the rigors of Sarbanes-Oxley, stock option expensing, natural disasters or whatever other obstacles present themselves, our employees are prepared to execute and get the job done—and they’ve done just that. We’re grateful to every last one of them.” Rose added. “Looking forward to 2007, there is no time to rest on past success. We cannot lose touch with what’s most important-our people and our customers. And we cannot forget ‘from whence we’ve come’.” Rose concluded.

Expeditors is a global logistics company headquartered in Seattle, Washington. The company employs trained professionals in 168 full-service offices, 60 satellite locations and 5 international service centers located on six continents linked into a seamless worldwide network through an integrated information management system.  Services include air and ocean freight forwarding, vendor consolidation, customs clearance, marine insurance, distribution and other value added international logistics services.

All share and per share amounts have been adjusted for the 2-for-1 stock split effective June 2006

(1) See Footnote 1 on the following page describing the modified retrospective method of implementing SFAS 123

Expeditors International of Washington, Inc.

4th Quarter 2006 Earnings Release

February 26, 2007 (Revised From February 13, 2007)

Expeditors International of Washington, Inc.

Financial Highlights

Three months and Year ended

December 31, 2006 and 2005

Unaudited

(in 000’s of US dollars except share data)

	Three months ended December 31,			Year ended December 31,
	2006	2005(1)	% Inc. (Dec.)	2006	2005(1)	% Inc.
Revenues	$1,242,327	$1,102,176	13%	$4,625,966	$3,901,781	19%
Net revenues	$333,834	$296,341	13%	$1,282,939	$1,059,609	21%
Operating income	$99,655	$84,439	18%	$375,116	$271,053	38%
Net earnings	$62,610	$74,287	(16%)	$235,094	$190,436	23%
Diluted earnings per share	$.28	$.34	(18%)	$1.06	$.86	23%
Basic earnings per share	$.29	$.35	(17%)	$1.10	$.89	24%
Diluted weighted average shares outstanding	223,282,511	221,705,872		222,223,312	220,230,176
Basic weighted average shares outstanding	213,148,011	213,471,940		213,454,579	213,555,102

All share and per share amounts have been adjusted for the 2-for-1 stock split effective June 2006

Offices opened during the Fourth Quarter of 2006

MIDDLE EAST	ASIA
Islamabad, Pakistan +	Shantou, China +
Xi’an, China *

+ Satellite office of Lahore	+ Satellite office of Shenzhen
* Full-service office
(previously a satellite office of Shanghai)

	Three months ended December 31,			Year ended December 31,
Comparative analysis of impact of one-time tax benefit:	2006	2005	% Inc.	2006	2005	% Inc.
Net income as reported in 13 February 2007 press release:	62,610	74,287		235,094	190,436

One-time tax benefit recorded in 4th quarter 2005		21,680			21,680

Comparative impact of excluding one-time 2005 tax benefit	62,610	52,607	19%	235,094	168,756	39%

(1)             In accordance with the provisions of SFAS 123R, the Company has elected to apply the modified retrospective method to prior year’s reported numbers.  The Modified Retrospective Method calls for prior reported numbers to be adjusted to reflect the expensing of stock options, as has been required for disclosure in the company’s 10-K reports since 1996 and in the Company’s 10-Q reports since 2002.  Accordingly certain 2005 numbers which have been adjusted retrospectively to show the effect of stock compensation expense, will not agree with the figures reported in the 2005 fourth quarter press release dated February 14, 2006.  Diluted weighted shares outstanding for 2005 are also reported consistent with the requirements of SFAS 123R.  Accordingly, the 2005 diluted weighted shares outstanding amounts shown in this press release will not agree with the amounts reported in above-referenced 2005 fourth quarter press release.

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.

AND SUBSIDIARIES

Condensed Consolidated Balance Sheets

(In thousands, except share data)

(Unaudited)

	December 31,	December 31,
	2006	2005
Assets
Current assets:
Cash and cash equivalents	$511,358	$463,894
Short-term investments	578	123
Accounts receivable, net	811,486	709,331
Deferred Federal and state income taxes	7,490	7,208
Other current assets	10,925	21,405
Total current assets	1,341,837	1,201,961

Property and equipment, net	450,856	333,787
Goodwill, net	7,927	7,774
Other intangibles, net	7,584	8,997
Other assets	14,134	13,525

	$1,822,338	$1,566,044
Liabilities and Shareholders’ Equity

Current liabilities:
Accounts payable	544,028	479,546
Accrued expenses, primarily salaries and related costs	122,081	103,674
Federal, state and foreign income taxes	43,036	29,281
Total current liabilities	$709,145	$612,501

Deferred Federal and state income taxes	$26,743	$13,278

Minority interest	$16,515	$13,883

Shareholders’ equity:
Preferred stock, par value $.01 per share.
Authorized 2,000,000 shares; none issued	—	—
Common stock, par value $.01 per share.
Authorized 320,000,000 shares; issued and outstanding 213,080,466 shares at December 31, 2006 and 213,227,042 shares at December 31, 2005	2,131	2,132
Additional paid-in capital	119,582	180,905
Retained earnings	934,058	745,984
Accumulated other comprehensive income	14,164	(2,639)
Total shareholders’ equity	1,069,935	926,382

	$1,822,338	$1,566,044

Certain 2005 amounts have been restated as required by the modified retrospective method in connection with the implementation of FAS 123R and other amounts have been reclassified to conform to the 2006 presentation.

All share and per share amounts have been adjusted for the 2-for-1 stock split effective June 2006.

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.

AND SUBSIDIARIES

Condensed Consolidated Statements of Earnings

(In thousands, except share data)

(Unaudited)

	Three months ended		Twelve months ended
	December 31,		December 31,
	2006	2005	2006	2005
Revenues:
Airfreight	$617,989	$554,617	$2,229,545	$1,827,009
Ocean freight and ocean services	394,897	356,144	1,553,048	1,374,197
Customs brokerage and other services	229,441	191,415	843,373	700,575

Total revenues	1,242,327	1,102,176	4,625,966	3,901,781

Operating expenses:
Airfreight consolidation	495,104	442,771	1,758,907	1,435,236
Ocean freight consolidation	314,900	284,322	1,230,468	1,113,936
Customs brokerage and other services	98,489	78,742	353,652	293,000
Salaries and related costs	184,402	162,839	701,824	596,804
Rent and occupancy costs	12,634	13,227	53,606	54,425
Depreciation and amortization	9,428	8,106	35,448	30,888
Selling and promotion	9,652	8,167	35,050	29,892
Other	18,063	19,563	81,895	76,547
Total operating expenses	1,142,672	1,017,737	4,250,850	3,630,728

Operating income	99,655	84,439	375,116	271,053

Interest expense	(157)	(51)	(198)	(313)
Interest income	5,120	3,512	18,020	11,415
Other, net	(149)	1,117	2,726	4,542

Other income, net	4,814	4,578	20,548	15,644

Earnings before income taxes and minority interest	104,469	89,017	395,664	286,697

Income tax expense	40,973	12,276	160,661	89,365

Net earnings before minority interest	63,496	76,741	235,003	197,332

Minority interest	(886)	(2,454)	91	(6,896)

Net earnings	$62,610	$74,287	$235,094	$190,436

Diluted earnings per share	$0.28	$0.34	$1.06	$0.86

Basic earnings per share	$0.29	$0.35	$1.10	$0.89

Weighted average diluted shares outstanding	223,282,511	221,705,872	222,223,312	220,230,176

Weighted average basic shares outstanding	213,148,011	213,471,940	213,454,579	213,555,102

Certain 2005 amounts have been restated as required by the modified retrospective method in connection with the implementation of FAS 123R and other amounts have been reclassified to conform to the 2006 presentation.

All share and per share amounts have been adjusted for the 2-for-1 stock split effective June 2006.

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.

AND SUBSIDIARIES

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Three months ended		Twelve months ended
	December 31,		December 31,
	2006	2005	2006	2005
Operating Activities:
Net earnings	$62,610	$74,287	$235,094	$190,436
Adjustments to reconcile net earnings to net cash provided by operating activities:
Provision for losses on accounts receivable	445	889	1,197	1,313
Deferred income tax expense (benefit)	(10,591)	(11,344)	27,578	9,667
Excess tax benefits from employee stock plans	(1,204)	(5,127)	(23,406)	(13,367)
Stock compensation expense	12,110	8,408	41,739	33,457
Depreciation and amortization	9,428	8,106	35,448	30,888
Loss (gain) on sale of property and equipment	32	(41)	(182)	(897)
Minority interest in earnings of consolidated entities	1,109	2,546	352	6,437
Other	617	(2,178)	3,897	(1,110)
Changes in operating assets and liabilities:
Decrease (increase) in accounts receivable	(657)	3,869	(96,414)	(95,015)
Decrease (increase) in other current assets	(9,282)	(4,500)	(1,571)	2,769
Increase (decrease) in accounts payable and other current liabilities	(28,294)	2,435	85,012	94,826
Increase in taxes payable, net	19,018	1,799	24,986	7,213

Net cash provided by operating activities	55,341	79,149	333,730	266,617

Investing Activities:
Increase in short-term investments	(166)	(25)	(419)	(12)
Purchase of property and equipment	(9,724)	(24,622)	(141,225)	(90,781)
Proceeds from sale of property and equipment	80	97	397	1,428
Other	253	(140)	(1,260)	(1,402)

Net cash used in investing activities	(9,557)	(24,690)	(142,507)	(90,767)

Financing Activities:
Proceeds (repayments) of short-term debt, net	—	36	—	(2,057)
Proceeds from issuance of common stock	3,941	8,982	49,314	41,210
Repurchases of common stock	(18,016)	(46,686)	(175,783)	(126,852)
Excess tax benefits from employee stock plans	1,204	5,127	23,406	13,367
Net distributions to minority interests	(5,971)	(302)	(10,024)	(436)
Dividends paid	(23,444)	(16,000)	(47,020)	(32,055)

Net cash used in financing activities	(42,286)	(48,843)	(160,107)	(106,823)

Effect of exchange rate changes on cash	8,331	(3,165)	16,348	(14,116)

Increase in cash and cash equivalents	11,829	2,451	47,464	54,911

Cash and cash equivalents at beginning of period	499,529	461,443	463,894	408,983

Cash and cash equivalents at end of period	511,358	463,894	511,358	463,894

Interest and taxes paid:
Interest	140	13	194	253
Income tax	42,951	23,319	103,715	62,176

Certain 2005 amounts have been restated as required by the modified retrospective method in connection with the implementation of FAS 123R and other amounts have been reclassified to conform to the 2006 presentation.

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC. AND SUBSIDIARIES

Business Segment Information

(In thousands)

(Unaudited)

	United	Other	Far		Australia/	Latin	Middle	Elimi-	Consoli-
	States	N. America	East	Europe	New Zealand	America	East	nations	dated
Three months ended
December 31, 2006

Revenues from unaffiliated customers	$242,485	31,661	721,165	161,801	14,565	17,248	53,402		1,242,327
Transfers between geographic areas	$27,109	2,128	4,108	9,035	1,780	2,272	3,149	(49,581)	—
Total revenues	$269,594	33,789	725,273	170,836	16,345	19,520	56,551	(49,581)	1,242,327

Net revenues	$136,369	15,727	88,717	59,765	9,067	9,069	15,120		333,834
Operating income	$21,982	4,512	45,746	15,744	2,468	3,034	6,169		99,655
Identifiable assets at quarter end	$906,256	62,584	360,904	363,332	26,055	33,273	67,794	2,140	1,822,338
Capital expenditures	$5,863	299	2,010	846	71	145	490		9,724
Depreciation and amortization	$5,072	325	1,339	1,736	201	395	360		9,428
Equity	$1,215,298	26,160	249,017	117,738	14,844	16,133	31,570	(600,825)	1,069,935

Three months ended
December 31, 2005

Revenues from unaffiliated customers	$212,920	29,401	646,221	140,857	12,377	15,811	44,589		1,102,176
Transfers between geographic areas	$26,839	1,694	3,921	7,557	1,781	1,979	2,450	(46,221)	—
Total revenues	$239,759	31,095	650,142	148,414	14,158	17,790	47,039	(46,221)	1,102,176

Net revenues	$121,269	14,592	85,148	47,507	8,807	7,134	11,884		296,341
Operating income	$12,855	4,996	46,904	11,072	2,706	2,048	3,858		84,439
Identifiable assets at quarter end	$805,273	51,312	322,391	294,555	21,681	26,639	47,009	(2,816)	1,566,044
Capital expenditures	$21,898	166	457	1,102	412	408	179		24,622
Depreciation and amortization	$3,980	378	1,181	1,566	313	339	349		8,106
Equity	$1,021,761	17,329	205,027	75,146	11,108	10,679	22,030	(436,698)	926,382

Twelve months ended
December 31, 2006

Revenues from unaffiliated customers	$932,165	120,381	2,616,098	618,999	54,948	67,463	215,912		4,625,966
Transfers between geographic areas	$109,552	7,956	16,228	32,595	6,383	8,368	11,293	(192,375)	—
Total revenues	$1,041,717	128,337	2,632,326	651,594	61,331	75,831	227,205	(192,375)	4,625,966

Net revenues	$525,039	61,531	359,613	216,110	32,894	32,931	54,821		1,282,939
Operating income	$102,041	15,433	178,265	48,366	8,887	7,519	14,605		375,116
Identifiable assets at quarter end	$906,256	62,584	360,904	363,332	26,055	33,273	67,794	2,140	1,822,338
Capital expenditures	$121,005	820	10,030	6,086	446	1,205	1,633		141,225
Depreciation and amortization	$18,533	1,339	5,108	6,739	785	1,548	1,396		35,448
Equity	$1,215,298	26,160	249,017	117,738	14,844	16,133	31,570	(600,825)	1,069,935

Twelve months ended
December 31, 2005

Revenues from unaffiliated customers	$762,835	98,369	2,224,313	534,897	48,234	58,976	174,157		3,901,781
Transfers between geographic areas	$87,778	5,588	13,280	24,923	5,920	7,416	8,406	(153,311)	—
Total revenues	$850,613	103,957	2,237,593	559,820	54,154	66,392	182,563	(153,311)	3,901,781

Net revenues	$432,530	50,823	296,925	179,238	30,135	26,772	43,186		1,059,609
Operating income	$61,245	11,273	147,130	30,179	7,956	5,698	7,572		271,053
Identifiable assets at quarter end	$805,273	51,312	322,391	294,555	21,681	26,639	47,009	(2,816)	1,566,044
Capital expenditures	$78,668	882	3,374	4,534	1,084	1,290	949		90,781
Depreciation and amortization	$15,077	1,484	4,759	6,107	830	1,198	1,433		30,888
Equity	$1,021,761	17,329	205,027	75,146	11,108	10,679	22,030	(436,698)	926,382

Certain 2005 amounts have been restated as required by the modified retrospective method in connection with the implementation of FAS 123R and other amounts have been reclassified to conform to the 2006 presentation.